Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

(C.5) Income Taxes

y Judgments and Estimates

We are subject to changing tax laws in multiple jurisdictions within the countries in which we operate. Our ordinary business activities also include transactions where the ultimate tax outcome is uncertain due to different interpretations of tax laws, such as those involving transfer pricing and intercompany transactions between SAP Group entities. In addition, the amount of income taxes we pay is generally subject to ongoing audits by domestic and foreign tax authorities. In determining our worldwide income tax provisions, judgment is involved in assessing whether to consider each uncertain tax treatment separately or together with one or more other uncertain tax treatments and whether to reflect the respective effect of uncertainty based on the most likely amount or the expected value. In applying these judgments, we consider the nature and the individual facts and circumstances of each uncertain tax treatment as well as the specifics of the respective jurisdiction, including applicable tax laws and our interpretation thereof.

The assessment whether a deferred tax asset is impaired requires judgment, as we need to estimate future taxable profits to determine whether the utilization of the deferred tax asset is probable. In evaluating our ability to utilize our deferred tax assets, we consider all available positive and negative evidence, including the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable. Our judgment regarding future taxable income is based on assumptions about future market conditions and future profits of SAP.

Judgment is also required in evaluating whether interest or penalties related to income taxes meet the definition of income taxes, and, if not, whether it is of financial nature. In this judgment, we particularly consider applicable local tax laws and interpretations on IFRS by national standard setters in the area of group financial reporting.

Tax Expense by Geographic Location

€ millions	2021	2020	2019
Current tax expense
Germany	608	895	625
Foreign	1,360	1,001	1,153
Total current tax expense	1,968	1,896	1,778
Deferred tax expense/income
Germany	109	-38	-3
Foreign	-606	80	-549
Total deferred tax expense/income	-497	42	-552
 Total income tax expense	1,471	1,938	1,226

Major Components of Tax Expense

€ millions	2021	2020	2019
Current tax expense/income
Tax expense for current year	1,707	1,653	1,818
Taxes for prior years	261	243	-40
Total current tax expense	1,968	1,896	1,778
Deferred tax expense/income
Origination and reversal of temporary differences	-526	47	-710
Unused tax losses, research and development tax credits, and foreign tax credits	29	-5	158
Total deferred tax expense/income	-497	42	-552
 Total income tax expense	1,471	1,938	1,226

Profit Before Tax by Geographic Location

€ millions	2021	2020	2019
Germany	2,040	2,481	2,012
Foreign	4,807	4,739	2,584
 Total	6,847	7,220	4,596

The following table reconciles the expected income tax expense, computed by applying our combined German tax rate of 26.4% (2020: 26.3%; 2019: 26.4%), to the actual income tax expense. Our 2021 combined German tax rate includes a corporate income tax rate of 15.0% (2020: 15.0%; 2019: 15.0%), plus a solidarity surcharge of 5.5% (2020: 5.5%; 2019: 5.5%) thereon, and trade taxes of 10.6% (2020: 10.5%; 2019: 10.6%).

Relationship Between Tax Expense and Profit Before Tax

€ millions, unless otherwise stated	2021	2020	2019
 Profit before tax	6,847	7,220	4,596
Tax expense at applicable tax rate of 26.4% (2020: 26.3%; 2019: 26.4%)	1,808	1,901	1,212
Tax effect of:
Foreign tax rates	-126	-166	-171
Non-deductible expenses	420	254	116
Tax-exempt income	-630	-282	-131
Withholding taxes	204	105	138
Research and development and foreign tax credits	-75	-100	-89
Prior-year taxes	9	128	80
Reassessment of deferred tax assets, research and development tax credits, and foreign tax credits	-34	41	48
Other	-105	57	23
 Total income tax expense	1,471	1,938	1,226
Effective tax rate (in %)	21.5	26.8	26.7

Components of Recognized Deferred Tax Assets and Liabilities

€ millions	2021	2020
Deferred tax assets
Intangible assets	759	455
Property, plant, and equipment	19	19
Other financial assets	14	11
Trade and other receivables	58	115
Pension provisions	196	194
Share-based payments	278	197
Other provisions and obligations	1,097	1,155
Contract liabilities	781	631
Carryforwards of unused tax losses	146	123
Research and development and foreign tax credits	77	57
Other	134	108
Total deferred tax assets	3,559	3,065
Deferred tax liabilities
Intangible assets	903	854
Property, plant, and equipment	525	529
Other financial assets	169	239
Trade and other receivables	206	178
Pension provisions	29	21
Share-based payments	1	0
Other provisions and obligations	50	87
Contract liabilities	7	4
Other	181	123
Total deferred tax liabilities	2,071	2,035
Total deferred tax assets, net	1,488	1,030

The increase in deferred tax assets for intangible assets mainly results from the capitalization of research and development expenses for tax purposes. Furthermore, the deferred tax assets for contract liabilities increased mainly because of deferred revenue.

Deferred tax assets for other provisions and obligations in the amount of €472 million (2020: €452 million) and deferred tax liabilities for property, plant, and equipment in the amount of €405 million (2020: €400 million) result from the accounting of liabilities and right-of-use assets from leases.

Items Not Resulting in a Deferred Tax Asset

€ millions	2021	2020	2019
Unused tax losses
Not expiring	430	570	688
Expiring in the following year	26	25	63
Expiring after the following year	309	338	373
Total unused tax losses	765	933	1,124
Deductible temporary differences	602	587	538
Unused research and development and foreign tax credits
Not expiring	28	26	28
Expiring after the following year	20	17	17
Total unused tax credits	48	43	45

Of the unused tax losses, €183 million (2020: €179 million; 2019: €187 million) relate to U.S. state tax loss carryforwards.

We have not recognized a deferred tax liability on approximately €24.04 billion (2020: €18.37 billion) for undistributed profits of our subsidiaries, because we are in a position to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future.

Income Tax-Related Litigation

We are subject to ongoing tax audits by domestic and foreign tax authorities. Currently, we are in dispute mainly with the German and only a few foreign tax authorities. The German dispute is in respect of certain secured capital investments, while the few foreign disputes are in respect of the deductibility of intercompany royalty payments and intercompany services. In all cases, we expect that a favorable outcome can only be achieved through litigation. For all of these matters, we have not recorded a provision as we believe that the tax authorities’ claims have no merit and that no adjustment is warranted. If, contrary to our view, the tax authorities were to prevail in their arguments before the court, we would expect to have an additional expense of approximately €1,283 million (2020: €1,221 million) in total (including related interest expenses and penalties of €677 million (2020: €648 million)).

Reform of International Taxation Rules

In October 2021, over 135 jurisdictions agreed on a new framework for the international tax system covering the re-allocation of taxing rights and the introduction of a global minimum corporate tax rate. On December 20, 2021, the Organization for Economic Co-operation and Development (OECD) released model rules, which shall ensure that multinational enterprises with revenue above €750 million will be subject to a 15% minimum corporate tax rate. Based on this release, on December 22, 2021, the European Commission (EC) proposed a directive for implementation within the EU. We expect to be subject to such rules. However, since they still need to be implemented into national law and are expected to only apply starting 2023, we cannot yet assess possible impacts for SAP.